UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 12, 2014

Tompkins Financial Corporation

(Exact Name of Registrant as specified in Charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Commons, PO Box 460, Ithaca, New York	14851
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders

On Monday, May 12, 2014 at 5:30 p.m., at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York, Tompkins Financial Corporation (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”). On March 14, 2014, the record date for the meeting, 14,825,564 shares of the Company's common stock were issued and outstanding, of which 12,205,480 were represented at the meeting in person or by proxy, and this amount represented a quorum.

Shareholders voted on the following matters:

(1)	Shareholders elected sixteen (16) director nominees for terms expiring at the 2015 Annual Meeting;

(2)	Shareholders ratified the selection of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2014; and,

(3)	Shareholders cast an advisory vote on the 2013 executive compensation paid to the Company’s Named Executive Officers.

Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter:

Proposal No. 1 – Election of Directors

The individuals named below were elected at the Annual Meeting as members of the Board of Directors, to serve for a term of one year expiring at the 2015 Annual Meeting.

Director	Number of Shares Voted For	Shares Withheld/Abstaining	Broker Non-Votes

John E. Alexander	9,746,578	120,140	2,338,763
Paul J. Battaglia	9,771,357	95,360	2,338,763
Daniel J. Fessenden	9,779,469	87,249	2,338,763
James W. Fulmer	9,536,609	330,109	2,338,763
James R. Hardie	9,544,481	322,236	2,338,763
Carl E. Haynes	9,775,226	91,492	2,338,763
Susan A. Henry	9,772,712	94,006	2,338,763
Patricia A. Johnson	9,781,796	84,921	2,338,763
Frank C. Milewski	9,779,224	87,493	2,338,763
Sandra A. Parker	6,895,255	2,971,463	2,338,763
Thomas R. Rochon	9,782,043	84,675	2,338,763
Stephen S. Romaine	9,759,052	107,666	2,338,763
Michael H. Spain	9,493,516	373,202	2,338,763
William D. Spain, Jr.	9,182,029	684,688	2,338,763
Alfred J. Weber	9,752,908	113,809	2,338,763
Craig Yunker	9,744,379	122,339	2,338,763

Proposal No. 2 – Ratification of the Selection of KPMG LLP as Independent Auditors of the Company for 2014

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 was ratified by the following vote:

Number of Shares Voted For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes

12,096,909	56,338	52,233	0

Proposal No. 3 – Advisory vote on the 2013 executive compensation paid to our Named Executive Officers (NEOs).

The shareholders adopted a resolution approving, on an advisory basis, the 2013 executive compensation paid to our Named Executive Officers, by the following vote:

Number of Shares Voted For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes

9,280,993	441,831	143,893	2,338,763

Section 8 – Other Events

Item 8.01    Other Events

At the Company’s Annual Meeting of Shareholders, it was announced that Thomas R. Rochon has been appointed Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: May 15, 2014	By:	/s/ Stephen S. Romaine
Stephen S. Romaine
President and CEO